EXHIBIT 32.2

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO

SECTION 906 OF THESARBANES-OXLEY ACT OF 2002

The undersigned, John Bennett, Chief Financial Officer of Bloomios, Inc., hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

(1)

the quarterly report on Form 10-Q of Bloomios, Inc. for the period ended September 30, 2023 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Bloomios, Inc.

Date: November 20, 2023	/s/ Barrett Evans
Barrett Evans,
Chief Financial Officer
(Principal Financial Officer and Principal Accounting Officer)